               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                Clarion CMBS Value Fund, Inc.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2)  Aggregate number of securities to which transaction applies:


     ............................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     ............................................................

     (4) Proposed maximum aggregate value of transaction:


     ............................................................

     (5)  Total fee paid:


     ............................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                          CLARION CMBS VALUE FUND, INC.
                               335 Madison Avenue
                            New York, New York 10017

           Notice Of Meeting Of Shareholders to be Held June 14, 2002

June 4, 2002




To the shareholders of Clarion CMBS Value Fund, Inc.:


         Notice is hereby given that a meeting of the shareholders (the "Meeting") of Clarion CMBS Value Fund, Inc. (the "Fund") will be held at 335 Madison Avenue, New York, New York 10017 at 10:00 a.m., June 14, 2002.


         During the Meeting, shareholders of the Fund will vote on the following proposals (which are described more fully in the attached Proxy Statement):


         1.   To elect a Board of Directors;


         2. To combine the two existing share classes (Class A and Class X) into a single class; and

         3. To provide the Board of Directors with the authority to organize the Fund as a feeder fund in a master-feeder fund structure with the same investment objective as the Fund.

         Shareholders of record at the close of business on May 31, 2002 are entitled to vote at the Meeting and may vote by returning the enclosed proxy or in person. The Board of Directors recommends a vote in favor of each Proposal.

                                    By Order of the Board of Directors,


                                    Joanne M. Vitale
                                    Secretary

                          CLARION CMBS VALUE FUND, INC.
                                 PROXY STATEMENT


                             Meeting of Shareholders
                            to Be Held June 14, 2002

         The Board of Directors of Clarion CMBS Value Fund, Inc. (the "Fund") is furnishing this Proxy Statement to the shareholders of the Fund in connection with the Fund's solicitation of proxies to be used at a special meeting of shareholders (the "Meeting") to be held at the Fund's offices at 335 Madison Avenue, New York, New York 10017 at 10:00 a.m. Eastern Time on June 14, 2002, or any adjournments thereof. In accordance with applicable law, the Fund is mailing this Proxy Statement on or about June 4, 2002. The Board of Directors has fixed the close of business on May 31, 2002 as the record date (the "Record Date") for determining the number of shares outstanding and the shareholders entitled to be given notice of and vote at the Meeting or any adjournment thereof.


General Information About the Fund


         The Fund was formed in December, 1994 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and was reorganized as an open-end management investment company on July 8, 1999. The Fund's investment adviser is Clarion Capital, LLC (the "Adviser"), New York, NY; its administrator and custodian is Bank of New York, New York, NY; and its transfer agent is Unified Fund Services, Indianapolis, IN.


         The Fund and its business are described in its Prospectus and Statement of Additional Information and in its most recent annual and semi-annual reports. A copy of the Fund's Annual Report for the fiscal year ended October 31, 2001 was mailed to shareholders on or about January 3, 2002. At the close of business on April 30, 2002, the Fund's net assets were $213.5 million and its net asset value per share was $8.66. The Fund is not a party to any pending legal proceedings, and no such proceedings are known to be contemplated by any governmental authorities.

Summary of Proposals

         During the Meeting, shareholders of the Fund will vote on the following proposals:


         1.   To elect a Board of Directors;


         2. To combine the two existing share classes (Class A and Class X) into a single class; and

         3. To provide the Board of Directors with the authority to organize the Fund as a feeder fund in a master-feeder fund structure with the same investment objective as the Fund.

         No business other than that contemplated by these Proposals will be presented at or acted upon at the Meeting.

Voting on the Proposals


         Each share of the Fund is entitled to one vote, with fractional shares voting proportionally. If a quorum is present at the Meeting, a plurality of the votes cast is required to approve Proposal 1 and an affirmative vote of a majority of outstanding shares is required to approve Proposals 2 and 3. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum. Abstentions will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting. Accordingly, abstentions will have no effect on the outcome of Proposal 1, but will have the effect of a vote against Proposals 2 and 3.


         If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees for Directors named in this Proxy Statement and in favor of each Proposal. A shareholder may revoke his or her previously granted proxy at any time before it is exercised (i) by delivering a written notice to the Fund expressly revoking your proxy, or (ii) by signing and forwarding to the Fund a later-dated proxy, or (iii) by attending the Meeting and casting his or her votes in person.

Record Date and Outstanding Shares

         The following chart sets out the shares of each class of the Fund issued and outstanding and entitled to vote at the close of business on April 30, 2002.


            -------------------------------------------------------------------------------------
            Class A Shares                  Class X Shares               Total Fund Shares
            -------------------------------------------------------------------------------------
            12,552,092                      12,149,573                   24,701,665
            -------------------------------------------------------------------------------------



Security Ownership by Certain Beneficial Owners and Management of the Fund

         With respect to each Class as of April 30, 2002, the following shareholders owned (of record or beneficially) 5% or more of the outstanding shares of the indicated Class of shares of the Fund.


---------------------------------------------------------------------------------------------------------------------------
     (1)  Title of Class    (2) Name and Address of     (3)  Amount and Nature of   (4) Percentage of    (4) Percentage
                                Record or Beneficial         Record or Beneficial       Class                of Class A &
                                Interest Holder              Ownership                                       Class X Shares
                                                                                                             Outstanding
---------------------------------------------------------------------------------------------------------------------------
     Class X                Ameritech Pension Trust (c/o   12,073,159                     99.4%              48.9%
                            State Street Bank & Trust)
                            Boston, MA
     Class A                Qwest Pension Trust (c/o       5,984,453                      47.7%              24.2%
                            Mellon Trust) Everett, MA

                            Colorado PERA                  2,886,871                      23.0%              11.7%
                            Denver, CO

                            Qwest Occupational Health      1,795,336                      14.3%              7.3%
                            Trust (c/o Mellon Trust)
                            Everett, MA

                            Board of Trustees of the       1,145,202                      9.1%               4.6%
                            Leland Stanford Jr.
                            University
                            Menlo Park, CA



         As of the Record Date, the Officers and Directors of the Fund individually and in the aggregate owned beneficially and of record less than 1% of any class of shares.


Adjournment

         The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies in the event (i) a quorum is not present or (ii) a quorum is present but sufficient votes in favor of one or more of the Proposals have not been received. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Independent Accountant

         The Board of Directors does not anticipate that representatives of the Fund's independent accountant, PricewaterhouseCoopers LLP, will attend or make a statement at the Meeting or be available to answer questions at the meeting regarding any of the Proposals. Audited financial statements for the fiscal year ended October 31, 2001 are contained in the Fund's Annual Report. Shareholders may obtain a copy from the Fund at no charge by mail at 335 Madison Avenue, New York, New York 10017 or by telephone at (212) 883-2500. A copy may also be obtained by visiting the Securities and Exchange Commission's website (http://www.sec.gov).


Other Information

         The costs associated with this solicitation will be borne by the Fund. Fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.

Proposals to be Considered at the Meeting


PROPOSAL 1: To elect a Board of Directors

         Recent Securities and Exchange Commission guidance requires the boards of funds to have a majority of "Independent Directors" effective June 30, 2002. As of the date hereof, the Fund does not have a majority of Independent Directors. Accordingly, the Board of Directors nominates for your consideration the existing members of the Board of Directors, including the current Independent Directors, Stephen C. Asheroff and E. Robert Roskind, and two new Independent Director nominees, Steven N. Fayne and I. Trevor Rozowsky. As Independent Directors, none of Messrs. Asheroff, Roskind, Fayne and Rozowsky is an "interested person" of the Fund or the Adviser (within the meaning of the 1940 Act).

         The biographies, including principal occupations for the last five years, of the two Independent Director nominees, Messrs. Fayne and Rozowsky, are as follows:


Steven N.  Fayne (age 50)
----------------


Mr. Fayne is the Managing Director of GMAC Commercial Mortgage - Affordable Housing Division, a division of Newman Financial Services, Inc. (a GMAC subsidiary) located in San Francisco, which operates nationwide.


Mr. Fayne served as Managing Director of ARCS Affordable Housing until January 2002. That division originated in excess of $2.35 billion of multifamily financing primarily in the form of credit enhancement of tax exempt bonds over its 5 year history and was Fannie Mae's largest originator of affordable housing financings for the last 3 years.


Previously, Mr. Fayne co-founded Eichler, Fayne & Associates (now EF&A), a Fannie Mae DUS lender. Until his departure, EF&A was Fannie Mae's largest originator of DUS loans.


Mr. Fayne holds an undergraduate degree from Vanderbilt University, a law degree from Cumberland School of Law and a Masters of Law in Taxation from New York University School of Law.

I.  Trevor Rozowsky (age 40)
-------------------

Mr. Rozowsky is the Chief Financial Officer and Chief Credit Officer of VirtualBank, and serves as President of VirtualBank Mortgage, the correspondent lending and broker services division of VirtualBank.

From 1993 to 1997, Mr. Rozowsky was the Senior Vice President of Ocwen Financial Corporation, managing the acquisition, capital markets, credit and mortgage lending groups during his tenure. Before joining Ocwen Financial Corporation, Mr. Rozowsky was the Director of Consumer Finance for U.S. West Financial Services Inc.

Mr. Rozowsky holds an undergraduate degree from the University of Cape Town and is a Certified Public Accountant and Chartered Accountant.

         The biographies, including principal occupations for the last five years, of each nominee who is an existing member of the Board of Directors, are as follows:

Frank L.  Sullivan, Jr.  (age 57)
-------------------------

Chairman of the Board

Mr. Sullivan serves as Co-Portfolio Manager and Director of the Fund and Chairman of the Board of the Adviser. From January 1988 to the present, Mr. Sullivan has served as Managing Director of Clarion Partners.

Daniel Heflin (age 38)
-------------

President, CEO and Director

Mr. Heflin serves as Co-Portfolio Manager of the Fund and since October 1997, as President and CEO of the Adviser. From May 1995 to December 1997, he served as a CMBS Portfolio Manager and Director of Clarion Partners. From May 1993 to April 1995, he was a Vice President at Ocwen Financial Corp. Mr. Heflin is a CPA in the State of New York.

Joanne M.  Vitale (age 45)
-----------------

Secretary and Director

Since January 1998, Ms. Vitale served as Director of Clarion Partners. From February 1996 to December 1997, Ms. Vitale served as a Vice President of Clarion Partners. From January 1991 to January 1996, she was a Manager of Real Estate Consulting at Coopers & Lybrand.

Stephen C.  Asheroff (age 55)
--------------------

Director

Mr. Asheroff retired in 1996 as Executive Vice President and Group Head of Specialized Lending for NatWest Bancorp. At NatWest Bancorp, Mr. Asheroff managed the Real Estate Finance, Automobile Finance and Special Loan departments. Prior to joining NatWest Bancorp, Mr. Asheroff was General Partner for Operations of RMS Associates, a real estate development company.

E.  Robert Roskind (age 57)
------------------

Director

Mr. Roskind has served as Chairman and CEO of Lexington Corporate Properties Trust since its formation in October 1993. In 1973, Mr. Roskind founded the LCP Group, LP, a real estate investment firm, and he currently serves as the Managing Partner.

         Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Board of Directors may recommend. Pursuant to the Fund's By-Laws, each Director and officer of the Fund holds office until his or her death, resignation or removal as provided by statute or the Fund's Articles of Incorporation (the "Articles").

         The Board of Directors unanimously recommends that shareholders approve the nominees to the Board of Directors listed above.


         As required by Securities and Exchange Commission regulations applicable to the solicitation of proxies for a registered investment company, certain additional information regarding the Board of Directors and officers of the Fund and the nominees to the Board of Directors is provided in Appendix I to this Proxy Statement.



PROPOSAL 2: To combine the two existing share classes (Class A and Class X) into a single class


         The Fund currently has two classes of shares outstanding, Class A shares and Class X shares. Class X shares are owned by investors who acquired their interest in the Fund at the time the Fund was a closed-end fund and are subject to an expense limitation that originated when the Fund was a closed-end fund. Since December 2001, Class A shares have been subject to a separate expense limitation identical in economic effect to that of the Class X shares. With the exception of the length of time that their separate expense limitation programs have been in place, there are no differences between the Class A shares and Class X shares.


         The Board of Directors believes that combining the two share classes will reduce the annual expense ratio of the Fund, as certain third-party expenses (e.g. transfer agent services) include fixed charges based on the number of outstanding share classes. Accordingly, the Board of Directors proposes that shareholders permit the Board of Directors to take steps necessary (including amending the Articles) to combine the Class A shares and the Class X shares into a single class of shares (the "Common Shares").

         If this proposal is approved, each Class A and Class X shareholder will receive Common Shares of equal net asset value to their Class A or Class X shares. There are no arrears in dividends with respect to any Class A or Class X shares. The Common Shares will be identical to the Class A and Class X shares with respect to all economic and governance rights.

         The Adviser has determined to make the following changes to the fees charged to the Fund: (1) the annual management fee will be formally reduced from 0.65% of net assets to 0.63% of net assets for all shareholders; and (2) the current expense limitation on Class X shares, in which the Adviser will waive its management fee to the extent total annual expenses (inclusive of the management fee) exceed 0.80% of net assets, will apply to all shareholders.

         The Board of Directors unanimously recommends that shareholders approve Proposal 2.

PROPOSAL 3: To provide the Board of Directors with the authority to organize the Fund as a feeder fund in a master-feeder fund structure with the same investment objective as the Fund.


         The current structure of the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), creates a disincentive for certain institutional investors that may have an interest in acquiring shares of the Fund. A non-U.S. investor, for example, could be subject to U.S. withholding tax on certain dividends paid by the Fund, while under different structures, such investors would not be subject to U.S. withholding tax.


         The Board of Directors is seeking the authority to organize the Fund as a feeder fund in a master-feeder structure with the same investment objective as the Fund. In a "master-feeder" structure, investors acquire shares of "feeder funds" that generally invest pari-passu along with other feeder funds in a master fund with the same investment objective and policies. The master fund then invests in a portfolio of assets.

         The Board believes that such a structure will allow the Fund to invest in a larger, more diversified pool of assets with a broader universe of investors.

         If this proposal is approved, the Board will have the authority to organize the Fund as a feeder in a master-feeder fund structure, subject to the following conditions:

         o The Fund will contribute its entire portfolio of investments to the master fund and receive shares of the master fund that are of equal net asset value to the investments contributed;


         o The Fund will continue to operate as a registered investment company under the 1940 Act and/or a regulated investment company under the Code and the master fund will also operate as a registered investment company under the 1940 Act;


         o Investment advisory fees will continue to be paid only at the Fund level, and will not be borne separately by the Fund at the master fund level; and

         o The Fund will not bear any additional expenses associated with the establishment or operation of the master fund or the expense associated with the establishment or operation of other feeder funds.

         If this proposal is approved, the Board of Directors intends to modify certain of the provisions of the Articles and certain "fundamental" (as described below) investment restrictions of the Fund to clarify that the Fund is permitted to invest in a master fund with the same investment objective and policies as the Fund. Specifically, the Board will make the following modifications:


         1) Amend the Articles such that contribution of the assets of the Fund to a master fund in a master-feeder structure is in the ordinary course of business and therefore would not require an additional affirmative vote of shareholders if the contribution has been approved by the Board of Directors;

         2)    Modify the "fundamental" investment restrictions as follows:

               a) Modify the "25% Restriction" that currently prevents the Fund from investing 25% or more of the value of its assets in any one industry (with commercial mortgage-backed securities and government bonds not treated as industries) so that a master fund with the same investment objective as the Fund will also not be treated as an industry and so that the Fund's investment in such a master fund will be considered an investment in the securities in the master fund, and

               b) Modify the preamble to the "fundamental" investment restrictions to clarify that the Fund may invest in a master fund with the same investment objective and policies as the Fund.

         Approval of this Proposal 3 constitutes approval of each of these changes.

         The Board of Directors believes that the formation of a master-feeder structure will likely increase the diversification of the Fund's portfolio without increasing (and possibly decreasing) the expenses of the Fund.

         The Fund is subject to certain investment restrictions that govern its investment activities. The 1940 Act requires certain investment restrictions to be "fundamental," which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which the Board of Directors may change without shareholder approval.


         There are certain risks associated with an investment in a master-feeder structure. If a feeder fund were larger than the Fund, it would have more voting power than the Fund over the operations of the master fund. Also, redemptions by other feeder funds may reduce the diversification of a master fund's investments and reduce economies of scale. In addition, the Directors of the Fund may act as the Directors of the master fund or the other feeder funds.


         The Board of Directors unanimously recommends that shareholders approve Proposal 3.


                                    By order of the Board of Trustees of
                                    Clarion CMBS Value Fund, Inc.



                                    Joanne M. Vitale
                                    Secretary


June 4, 2002

                                                                      Appendix I


         As required by Securities and Exchange Commission regulations applicable to the solicitation of proxies for a registered investment company, certain additional information regarding the Board of Directors and officers of the Fund and the nominees to the Board of Directors is provided below.


         The Fund is not part of a fund complex, therefore all references in this Appendix I to the "Fund Complex" refers solely to the Fund. Unless otherwise noted, the address of all Directors, Nominees and Officers is c/o Clarion CMBS Value Fund, 335 Madison Avenue, NY, NY 10017.


                                                     Independent Directors*


----------------------------------------------------------------------------------------------------------------------
             (1)                   (2)             (3)              (4)                (5)                 (6)
----------------------------------------------------------------------------------------------------------------------
       Name, Address           Position(s)       Term of         Principal          Number of             Other
          and Age             Held with Fund   Office and      Occupation(s)     Portfolios in        Directorships
                                                Length of      During Past 5     Fund Complex       Held by Director
                                               Time Served        Years            Overseen by      or Nominee for
                                                                                   Director or         Director
                                                                                   Nominee for
                                                                                    Director
----------------------------------------------------------------------------------------------------------------------
Stephen C.  Asheroff          Director        Until death,   Retired in 1996    1
                                              resignation    as Head of
(age 55)                                      or removal,    Specialized
                                              2 yrs of       Lending at
                                              service        NatWest Bancorp
----------------------------------------------------------------------------------------------------------------------
E.  Robert Roskind            Director        Until death,   Chmn/CEO of        1                   Lexington
                                              resignation    Lexington                              Corporate
(age 57)                                      or removal,    Corporate                              Property Trust
                                              5 yrs of       Property Trust
                                              service
----------------------------------------------------------------------------------------------------------------------
Steven N.  Fayne              Nominee for     Not            See above          0
                              Director        applicable
(age 50)
----------------------------------------------------------------------------------------------------------------------
I.  Trevor Rozowsky           Nominee for     Not            See above          0
                              Director        applicable
(age 40)
----------------------------------------------------------------------------------------------------------------------


*Not "interested persons" within the meaning of Section 2(a)(19) of the 1940
Act.

                              Interested Directors*



----------------------------------------------------------------------------------------------------------------------
            (1)                    (2)             (3)              (4)                (5)                 (6)
----------------------------------------------------------------------------------------------------------------------
       Name, Address           Position(s)       Term of         Principal          Number of             Other
         and Age              Held with Fund   Office and      Occupation(s)     Portfolios in         Directorships
                                               Length of      During Past 5       Fund Complex        Held by Director
                                               Time Served         Years           Overseen by        or Nominee for
                                                                                   Director or           Director
                                                                                  Nominee for
                                                                                   Director
----------------------------------------------------------------------------------------------------------------------
Frank L.  Sullivan, Jr.       Chairman of     Until death,   Managing           1
                              the Board       resignation    Director,
(age 57)                                      or removal,    Clarion Partners
                                              5 yrs of
                                              service
----------------------------------------------------------------------------------------------------------------------
Daniel Heflin                 President,      Until death,   President,         1
                              CEO and         resignation    Clarion Capital
(age 38)                      Director        or removal,
                                              5 yrs of
                                              service
----------------------------------------------------------------------------------------------------------------------
Joanne M.  Vitale             Secretary and   Until death,   Director,          1
                              Director        resignation    Clarion Partners
(age 45)                                      or removal,
                                              5 yrs of
                                              service
----------------------------------------------------------------------------------------------------------------------

                                    Officers

      -------------------------------------------------------------------------------------------------------
                  (1)                   (2)             (3)                          (4)
      -------------------------------------------------------------------------------------------------------
             Name, Address          Position(s)       Term of       Principal Occupation(s) During Past 5
                 and Age            Held with Fund   Office and                   Years
                                                      Length of
                                                     Time Served
      -------------------------------------------------------------------------------------------------------
      Daniel Heflin                President,      Until death,   President, Clarion Capital
                                   CEO and         resignation
      (age 38)                     Director        or removal,
                                                   5 yrs of
                                                   service
      -------------------------------------------------------------------------------------------------------
      Joanne M.  Vitale            Secretary and   Until death,   Director, Clarion Partners
                                   Director        resignation
      (age 45)                                     or removal,
                                                   5 yrs of
                                                   service
      -------------------------------------------------------------------------------------------------------

      Frederick D.  Arenstein      Treasurer       Until death,   Vice President, Clarion Capital
                                                   resignation
      (age 47)                                     or removal,
                                                   3 yrs of
                                                   service
      -------------------------------------------------------------------------------------------------------
      Robert S.  Kopchains         Vice President  Until death,   Director, Clarion Capital
                                                   resignation
      (age 38)                                     or removal,
                                                   3 yrs of
                                                   service
      -------------------------------------------------------------------------------------------------------

         The following table sets forth information regarding compensation of Directors by the Fund for the fiscal year ended October 31, 2001. Officers of the Fund and Interested Directors do not receive any compensation from the Fund.



---------------------------------------------------------------------------------------------------------------------
             (1)                       (2)                 (3)                 (4)                    (5)
---------------------------------------------------------------------------------------------------------------------
   Name of Person, Position         Aggregate             Pension or       Estimated Annual   Total Compensation From
                                Compensation From         Retirement         Benefits Upon    Fund and Fund Complex
                                     Fund               Benefits Accrued     Retirement       Paid to Directors
                                                        as Part of Fund
                                                           Expenses
---------------------------------------------------------------------------------------------------------------------
Frank L.  Sullivan, Jr.,*       $0                  $0                  $0                  $0
Chairman of the Board
---------------------------------------------------------------------------------------------------------------------
Daniel Heflin*, President,      $0                  $0                  $0                  $0
CEO and Director
---------------------------------------------------------------------------------------------------------------------
Joanne M. Vitale*, Secretary    $0                  $0                  $0                  $0
and Director
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Stephen C. Asheroff, Director   $2,500              $0                  $0                  $2,500
---------------------------------------------------------------------------------------------------------------------
E.  Robert Roskind, Director    $2,500              $0                  $0                  $2,500
---------------------------------------------------------------------------------------------------------------------


   *   Interested Director

            The following table sets forth information as of December 31, 2001 regarding ownership by the Directors of the Fund and by Messrs. Fayne and Rozowsky of equity securities of the Fund. Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D =
$50,001 to $100,000; E = over $100,000.



                              Independent Directors


---------------------------------------------------------------------------------------------------------------------
            (1)                                  (2)                                         (3)
---------------------------------------------------------------------------------------------------------------------
Name of Director or Nominee       Dollar Range of Equity Securities            Aggregate Dollar Range of Equity
                                             in the Fund                       Securities in All Funds Overseen by
                                                                               Director or Nominee in Family of
                                                                                   Investment Companies
---------------------------------------------------------------------------------------------------------------------
Stephen C. Asheroff           A                                           A
---------------------------------------------------------------------------------------------------------------------
E. Robert Roskind             A                                           A
---------------------------------------------------------------------------------------------------------------------
Steven N. Fayne               A                                           A
---------------------------------------------------------------------------------------------------------------------
I. Trevor Rozowsky            A                                           A
---------------------------------------------------------------------------------------------------------------------


                              Interested Directors

---------------------------------------------------------------------------------------------------------------------
            (1)                                  (2)                                         (3)
---------------------------------------------------------------------------------------------------------------------
Name of Director or Nominee       Dollar Range of Equity Securities            Aggregate Dollar Range of Equity
                                             in the Fund                      Securities in All Funds Overseen by
                                                                               Director or Nominee in Family of
                                                                                    Investment Companies
---------------------------------------------------------------------------------------------------------------------
Frank L. Sullivan, Jr.       E                                           E
---------------------------------------------------------------------------------------------------------------------
Daniel Heflin                B                                           B
---------------------------------------------------------------------------------------------------------------------
Joanne M. Vitale             B                                           B
---------------------------------------------------------------------------------------------------------------------

         Mr. Asheroff and Mr. Fayne have served as directors to Clarion Commercial Holdings, Inc., a Maryland corporation that is advised by the Adviser. None of the Independent Directors has held any other position with (i) the Fund, (ii) an investment company advised by, controlled by or under common control with the Adviser, (iii) the Adviser or other affiliate of the Fund, or
(iv) any person controlling, controlled by or under common control with the Adviser. None of the Independent Directors owns, beneficially or of record, securities issued by (i) the Adviser (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser. None of the Independent Directors or nominees (or the immediate family of any of them) own securities of the Adviser (or of any of its affiliates).

         There were four meetings of the Board of Directors held during the fiscal year ended October 31, 2001. For the fiscal year ended October 31, 2001, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he or she served.

         The Board of Directors has a single standing committee devoted to review of the Fund's audit functions and its independent accountants. This Audit Committee reviews the contract between the Fund and its independent accountants, recommends the continuation or termination of the contract with the independent accountants, oversees the Fund's accounting and financial reporting policies, procedures and internal controls and generally acts as a liaison with the independent accountants. Currently, the Audit Committee consists of Mr. Asheroff and Mr. Roskind. The Audit Committee held one meeting during the fiscal year ended October 31, 2001.


         At a meeting on May 30, 2001, the Board of Directors, including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreement between the Fund and the Adviser for a one-year period.

                                                                     Appendix II


                          CLARION CMBS VALUE FUND, INC.
                               335 Madison Avenue
                            New York, New York 10017


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CLARION CMBS VALUE FUND, INC. The undersigned hereby appoints Daniel Heflin and Joanne Vitale and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a special meeting of the shareholders of CLARION CMBS VALUE FUND, INC. on June 14, 2002, including all adjournments, as specified below. The Board of Directors will not present or act upon any business other than that contemplated by the proposals specified below at the special meeting.

1.       To elect a Board of Directors;

         FOR all nominees listed below  [ ]

         AGAINST all nominees listed below  [ ]

         ABSTAIN from voting for all nominees  [ ]

         Only FOR the nominees indicated below  [ ]

New Independent Director nominees:

         [ ] Steven N. Fayne
         [ ] I.  Trevor Rozowsky

Nominees currently serving as members of the Board of Directors:
[ ] Frank L. Sullivan, Jr.
[ ] Daniel Heflin
[ ] Joanne M. Vitale
[ ] Stephen C. Asheroff
[ ] E. Robert Roskind



2. To combine the two existing share classes (Class A and Class C) into a single class of shares;

     [ ] For                 [ ] Against               [ ] Abstain


3. To provide the Board of Directors with the authority to organize as a feeder fund in a master-feeder structure with the same investment objective as the Fund.

     [ ] For                 [ ] Against               [ ] Abstain

You may vote by mail, using the enclosed ballot or in person at the meeting. Regardless of the method you choose, however, please take the time to read the full text of the Proxy Statement before voting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION ABOVE MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE NOMINEES LISTED ABOVE AND FOR APPROVAL OF EACH OF PROPOSALS 2 AND 3.